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                      ML LIFE INSURANCE COMPANY OF NEW YORK
                  ML OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT

                         SUPPLEMENT DATED JULY 22, 1999
                                     TO THE
                        PROSPECTUSES DATED APRIL 30, 1991

                                  PRIME PLAN V
                                  PRIME PLAN VI
                                  PRIME PLAN 7
                               PRIME PLAN INVESTOR

This supplement describes the following changes to the flexible premium variable life insurance contracts noted above (collectively, the "Contracts") issued by ML Life Insurance Company of New York ("ML of New York"):

       - the addition of six new investment divisions for the allocation of premium payments and investment base;

       - the closing of two investment divisions to allocations of premium payments and investment base; and

       -      the availability of a dollar cost averaging program.

Please retain this supplement with your Contract prospectus for your reference.

NEW INVESTMENT DIVISIONS. Effective July 22, 1999, you can allocate premium payments and investment base to the investment divisions corresponding to:

       - the Capital Focus Fund of the Merrill Lynch Variable Series Funds, Inc. (the "Variable Series Funds");

       -      the Global Growth Focus Fund of the Variable Series Funds;

       - the Quasar Portfolio of the Alliance Variable Products Series Fund, Inc. (the "Alliance Fund");

       - the International VIP Portfolio of the Hotchkis and Wiley Variable Trust (the "Hotchkis and Wiley Trust");

       - the Mercury V.I. U.S. Large Cap Fund of Mercury Asset Management V.I. Funds, Inc. (the "Mercury V.I. Funds"); and

       - a series of The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities (the "Zero Trust") maturing on February 15, 2019.

Each of these investment divisions is discussed in more detail below. Copies of the current prospectuses for the Variable Series Funds, the Alliance Fund, the Hotchkis and Wiley Trust, the Mercury V.I. Funds, and the Zero Trust were previously distributed to you in May. You'll find complete information about the funds and the Zero Trust, including the risks associated with each in these prospectuses. They should be read along with this Supplement.

CLOSED INVESTMENT DIVISIONS. Effective July 22, 1999, you can no longer allocate premium payments and investment base to the investment divisions corresponding to:


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       -      the Global Bond Focus Fund of the Variable Series Funds; and

       -      the International Equity Focus Fund of the Variable Series Funds.

However, if you have any investment base in these divisions at the time they are closed, you are not required to reallocate it to other investment divisions.

DOLLAR COST AVERAGING. The Contracts will offer an optional transfer program called Dollar Cost Averaging ("DCA"). DCA will allow you to make automatic monthly transfers from the Money Reserve Portfolio to up to four other investment divisions.

                            NEW INVESTMENT DIVISIONS

THE VARIABLE SERIES FUNDS. The Variable Series Funds is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Merrill Lynch Asset Management, L.P. ("MLAM"). Effective July 22, 1999, you can allocate premium payments and investment base through the Separate Account to Class A shares of two additional portfolios of the Variable Series Funds. The investment objectives of these two portfolios are described below. There is no guarantee that any portfolio will be able to meet its investment objective.

Capital Focus Fund seeks to achieve the highest total investment return consistent with prudent risk. To do this, management of the Fund uses a flexible "fully managed" investment policy that shifts the emphasis among equity, debt (including money market), and convertible securities.

Global Growth Focus Fund seeks long-term growth of capital. The Fund invests in a diversified portfolio of equity securities of issuers located in various countries and the United States, placing particular emphasis on companies that have exhibited above-average growth rates in earnings.

MLAM is indirectly owned and controlled by Merrill Lynch & Co., Inc. and is a registered adviser under the Investment Advisers Act of 1940. The Variable Series Funds, as part of its operating expenses, pays an investment advisory fee to MLAM. (See "Charges to Variable Series Funds Assets" below.)

THE ALLIANCE FUND. The Alliance Fund is registered with the Securities and Exchange Commission as an open-end management investment company and its investment adviser is Alliance Capital Management L.P. ("Alliance"). Effective July 22, 1999, you can allocate premium payments and investment base through the Separate Account to one additional mutual fund portfolio of the Alliance Fund. The investment objective of this additional portfolio is described below. There is no guarantee that this portfolio will be able to meet its investment objective.

Quasar Portfolio seeks growth of capital by pursuing aggressive investment policies. The Fund invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation, and invests only incidentally for current income. The selection of securities based on the possibility

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of appreciation cannot prevent loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and is not intended for contract owners who want assured income or preservation of capital.

Alliance is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, is an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United States, which is in turn a wholly owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding company. The Alliance Fund, as part of its operating expenses, pays an investment advisory fee to Alliance. (See "Charges to Alliance Fund Assets" below.)

Alliance Fund Distributors, Inc. ("AFD"), an affiliate of Alliance, has entered into an agreement with us for administrative services for the Alliance Fund in connection with the Contracts. Under this agreement, AFD compensates us in an amount equal to a percentage of the average net assets of the Alliance Fund attributable to the Contracts.

THE HOTCHKIS AND WILEY TRUST. The Hotchkis and Wiley Trust is registered with the Securities and Exchange Commission as an open-end management investment company, and its adviser is Hotchkis and Wiley. Effective July 22, 1999, you can allocate premium payments and investment base through the Separate Account to one of its mutual fund portfolios. The investment objective of this Hotchkis and Wiley Trust portfolio is described below. There is no guarantee that this portfolio will be able to meet its investment objective.

International VIP Portfolio seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Fund invests at least 65% of its total assets in stocks in at least ten foreign markets. Ordinarily, the Fund invests in stocks of companies located in the developed foreign markets and invests at least 80% of its total assets in stocks that pay dividends. It also may invest in stocks that don't pay dividends or interest, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential. In investing the Fund, Hotchkis and Wiley follows a value style. This means that it buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include:

       -      low price-to-earnings ratio relative to the market

       -      high dividend yield relative to the market

       -      low price-to-book value ratio relative to the market

       -      financial strength

Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, though, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries. The value discipline sometimes prevents investments in stocks that are in well-known indexes, like



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the S&P 500 or similar foreign indexes.

Hotchkis and Wiley, 725 S. Figueroa Street, Suite 4000, Los Angeles, California 90017-5400, is a division of MLAM. The Hotchkis and Wiley Trust, as part of its operating expenses, pays an investment advisory fee to Hotchkis and Wiley. (See "Charges to Hotchkis and Wiley Trust Assets" below.)

THE MERCURY V.I. FUNDS. The Mercury V.I. Funds is registered with the Securities and Exchange Commission as an open-end management investment company, and its adviser is Mercury Asset Management International Ltd. Effective July 22, 1999, you can allocate premium payments and investment base through the Separate Account to Class A shares of one of its mutual fund portfolios. The investment objective of the Mercury V.I. U.S. Large Cap Fund is described below. There is no guarantee that this portfolio will be able to meet its investment objective.

Mercury V.I. U.S. Large Cap Fund's main goal is long-term capital growth. The Fund invests primarily in a diversified portfolio of equity securities of large cap companies (which are companies whose market capitalization is at least $5 billion) located in the U.S. that Fund management believes are undervalued or have good prospects for earnings growth. The Fund may also invest up to 10% of its assets in stocks of companies located in Canada.

Mercury Asset Management International Ltd. is located at 33 King William Street, London EC4R 9AS, England. Its intermediate parent is Mercury Asset Management Group Ltd., a London-based holding company. The ultimate parent of Mercury Asset Management Group Ltd. is Merrill Lynch & Co., Inc. The Mercury V.I. U.S. Large Cap Fund, as part of its operating expenses, pays an investment advisory fee to Mercury Asset Management International Ltd. (See "Charges to Mercury V.I. Funds Assets" below.)

THE ZERO TRUST. Effective July 22, 1999, you can allocate premium payments and investment base through the Separate Account to an additional Zero Trust maturing on February 15, 2019.

The Zero Trust is intended to provide safety of capital and a competitive yield to maturity. The Zero Trust purchases at a deep discount U.S. Government-backed investments which make no periodic interest payments. When held to maturity the investments should receive approximately a fixed yield. The value of Zero Trust units before maturity varies more than it would if the Zero Trust contained interest-bearing U.S. Treasury securities of comparable maturities.

The Zero Trust portfolio consists mainly of:

       - bearer debt obligations issued by the U.S. Government stripped of their unmatured interest coupons;

       -      coupons stripped from U.S. debt obligations; and

       - receipts and certificates for such stripped debt obligations and coupons.



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Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
Merrill Lynch & Co., Inc., is the sponsor for the Zero Trust. The sponsor will sell units of the Zero Trust to the Separate Account and has agreed to repurchase units when we need to sell them to pay benefits and make reallocations. We pay the sponsor a fee for these transactions and are reimbursed through the trust charge assessed to the divisions investing in the Zero Trust. (See "Charges to Divisions Investing in the Zero Trust" below.)

Because the underlying securities in the Zero Trust will grow to their face value on the maturity date, we can estimate a compound rate of return to maturity for the Zero Trust units. But because the Separate Account holds the units, we need to take into account the asset charge and the trust charge described in your Contract prospectus in estimating the net rate of return. It depends on the compound rate of return adjusted for these charges. It does not, however, represent the actual return on a payment that we might receive under the Contract on that date, since it does not reflect the charges for deferred contract load, mortality costs and any net loan cost deducted from a Contract's investment base, which are also described in your Contract prospectus.

The Zero Trust maturing on February 15, 2019 has a targeted rate of return to maturity as of July 21, 1999 of 5.36% for Prime Plan V; 5.20% for Prime Plan VI; and 5.04% for Prime Plan 7 and Prime Plan Investor. Since the value of the Zero Trust units will vary daily to reflect the market value of the underlying securities, the compound rate of return to maturity for the Zero Trust units and the net rate of return to maturity for the investment division will vary correspondingly.

                                      RISKS

Investment in the following portfolios entails relatively greater risk of loss of income or principal. In addition, as described in the prospectuses we previously provided for these portfolios, many portfolios should be considered a long-term investment and a vehicle for diversification, and not a balanced investment program. It may not be appropriate to allocate all payments and investment base to a single investment division.

RISKS ASSOCIATED WITH THE GLOBAL GROWTH FOCUS FUND. Because a substantial portion of the Global Growth Focus Fund's assets may be invested on an international basis, you should be aware of certain risks, such as fluctuations in foreign exchange rates, future political and economic developments, different legal systems, and the possible imposition of exchange controls or other foreign government laws or restrictions. An investment in the Fund may be appropriate only for long-term investors who can assume the risk of loss of principal, and do not seek current income.

RISKS ASSOCIATED WITH THE INTERNATIONAL VIP PORTFOLIO. For the International VIP Portfolio, investing in emerging market and other foreign securities involves certain risk considerations not typically associated with investing in securities of U.S. issuers, including currency devaluations and other currency exchange rate fluctuations, political uncertainty and instability, more substantial government involvement in the economy, higher rates of inflation, less government supervision and regulation of the securities markets and participants in those markets, controls



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on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars, greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets, absence of uniform accounting and auditing standards, generally higher commission expenses, delay in settlement of securities transactions, and greater difficulty in enforcing shareholder rights and remedies.

                                    EXPENSES

CHARGES TO VARIABLE SERIES FUNDS ASSETS. The Variable Series Funds incurs operating expenses and pays a monthly advisory fee to MLAM at an annual rate of the average daily net assets of each portfolio. As the investment adviser, MLAM receives from the Capital Focus Fund and the Global Growth Focus Fund an advisory fee at an annual rate of 0.60% and 0.75%, respectively, of each Fund's average daily net assets. MLAM and Merrill Lynch Life Agency, Inc. have entered into agreements which limit the operating expenses, exclusive of any distribution fees imposed on Class B shares, paid by each fund in a given year to 1.25% of its average daily net assets. These reimbursement agreements provide that any such expenses greater than 1.25% of average daily net assets will be reimbursed to the fund by MLAM which, in turn, will be reimbursed by Merrill Lynch Life Agency, Inc.

CHARGES TO ALLIANCE FUND ASSETS. The Alliance Fund incurs operating expenses and pays a monthly advisory fee to Alliance at an annual rate of 1.00% of the Quasar Portfolio's average daily net assets.

CHARGES TO HOTCHKIS AND WILEY TRUST ASSETS. The Hotchkis and Wiley Trust incurs operating expenses and pays a monthly advisory fee to Hotchkis and Wiley at an annual rate of .75% of the average daily net assets of the International VIP Portfolio.

CHARGES TO MERCURY V.I. FUNDS ASSETS. The Mercury V.I. Funds incurs operating expenses and pays a monthly advisory fee to Mercury Asset Management International Ltd. at an annual rate of .65% of the average daily net assets of the Mercury V.I. U.S. Large Cap Fund. Mercury Asset Management International Ltd. has agreed to limit the operating expenses paid by the Mercury V.I. U.S. Large Cap Fund for one year to 1.25% of average daily net assets.

CHARGES TO DIVISIONS INVESTING IN THE ZERO TRUST. We assess a daily trust charge against the assets of each division investing in the Zero Trust. This charge reimburses us for the transaction charge paid to MLPF&S when units are sold to the Separate Account. The trust charge is currently equivalent to .34% annually at the beginning of the year. We may increase it, but it won't exceed .50% annually at the beginning of the year. The charge is based on cost with no expected profit.

                              DOLLAR COST AVERAGING

WHAT IS IT? Effective August 18, 1999, the Contract will offer an optional DCA program. This program allows you to make automatic monthly transfers from the Money Reserve Portfolio to



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up to four other investment divisions depending on your current allocation of investment base. No transfers will be made under DCA if they would cause you to be invested in more than 5 divisions.

The DCA program is intended to reduce the effect of short-term price fluctuations on investment cost. Since the same dollar amount is transferred to selected divisions each month, more units of a division are purchased when their value is low and fewer units are purchased when their value is high. Therefore, over the long haul a DCA program may let you buy units at a lower average cost. However, a DCA program does not assure a profit or protect against a loss in declining markets.

Once available, you can choose the DCA program any time. You can select a duration in months or, if you do not choose a duration, we will make reallocations at monthly intervals until the balance in the Money Reserve Portfolio is zero. While the DCA program is in place any amount in the Money Reserve Portfolio is available for transfer.

MINIMUM AMOUNTS. To begin DCA, you need to have a minimum amount in the Money Reserve Portfolio. We determine the amount required by multiplying the specified length of your DCA program in months by your specified monthly transfer amount. If you do not select a duration we determine the minimum amount required by multiplying your monthly transfer amount by 3 months. You must specify at least $100 for transfer each month. Allocations may be made in specific whole dollar amounts or in percentage increments of 1%. We reserve the right to change these minimums.

Should the amount in your Money Reserve Portfolio be less than the selected monthly transfer amount, we'll notify you that you need to put more money in the Money Reserve Portfolio to continue DCA. If you do not specify a duration or the specified duration has not been reached and the amount in the Money Reserve Portfolio is less than the monthly transfer amount, the entire amount will be transferred. Transfers are made based on your selected DCA percentage allocations or are made pro-rata based on your specified DCA transfer amounts.

WHEN DO WE MAKE DCA TRANSFERS? We'll make the first DCA transfer on the first monthiversary after the later of the date our Service Center receives your election or fourteen days after the in force date. We'll make additional DCA transfers on each subsequent monthiversary. We don't charge for DCA transfers. These transfers are in addition to reallocations permitted under the Contract.

                              --------------------

The hypothetical illustrations that are set forth in your most recent Contract prospectus do not reflect current fund expenses. Contract values and benefits shown in the prospectus illustrations would be lower if current expenses were reflected. Please contact the Variable Life Service Center at (800) 354-5333 if you would like to receive illustrations of Contract values that reflect average fund expenses for all investment divisions available under the Contracts after July 22, 1999.

If you have any questions about these changes, please contact your Financial Consultant or call the Variable Life Service Center.


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SUPPNY-3 (7/99)